SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 18, 1999

                            KEYSTONE FINANCIAL, INC.

             (Exact name of registrant as specified in its charter)


        Pennsylvania                  0-11460               23-2289209

(State or other jurisdiction   (Commission File Number) (IRS Employer ID No.)
   of incorporation)


     One Keystone Plaza, P.O. Box 3660, Harrisburg,  Pennsylvania 17105-3660

        (Address of principal executive offices)            (ZIP CODE)


Registrant's telephone number including area code:      (717) 233-1555

Item 5.     Other Events

            The following document is filed as an exhibit to this Form 8-K:

                  I.    Press Release of Keystone Financial, Inc.
                        dated October 18, 1999.

                 II.    Fiscal Insight


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Keystone Financial, Inc.
                                             (Registrant)





Date:    October 18, 1999               Donald F. Holt
                                        -------------------------------
                                        Executive Vice President &
                                        Chief Financial Officer

EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

  99.1            Press Release of Keystone Financial, Inc. dated
                     October 18, 1999.

  99.2            Fiscal Insight